UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

Ovid Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue 14th Floor
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 661-7661

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ovid Therapeutics Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 8, 2023. As of April 13, 2023, the record date for the Annual Meeting, there were 70,521,340 shares of Company common stock outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 61,294,999 shares, or 86.91%, were present in person or represented by proxy, which constituted a quorum. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results for each of the proposals. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”).

Proposal 1: The Company’s stockholders elected all of the nominees for director to serve a three-year term until the Company’s 2026 annual meeting of stockholders, or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Karen Bernstein	39,704,019	5,131,900	16,459,080
Jeremy M. Levin	44,455,812	380,107	16,459,080

Proposal 2: The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
44,681,350	113,666	40,903	16,459,080

Proposal 3: The Company’s stockholders recommended, on an advisory basis, a frequency of “one year” for the advisory vote to approve the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
44,015,622	11,727	793,928	14,642	16,459,080

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors (the “Board”) in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers (“Say-on-Pay”), the Board has determined that the Company will hold future advisory Say-on-Pay Votes on an annual basis. The Company will continue to hold votes on Say-on-Pay on an annual basis until the occurrence of the next stockholder advisory vote on the frequency of Say-on-Pay, which will occur no later than the Company’s 2029 annual meeting of stockholders.

Proposal 4: The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 by the votes set forth in the table below:

For	Against	Abstain
61,226,349	65,728	2,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEAUTICS INC.

Date:	June 9, 2023	By:	/s/ Thomas M. Perone
Thomas M. Perone General Counsel, Corporate Secretary